Rimage Corporation

NASDAQ: RIMG

November 2011

This presentation contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on managements’ current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding future financial results and performance, achievements, plans and objectives, product development, product potential, dividend payments and
share repurchases.   No forward-looking statement can be guaranteed, and
actual results may differ materially from those projected.  Rimage undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors and cautionary statements set forth in our Form 10-K for the year ended December
31, 2010, in our other filings with the SEC and in our press release issued
October 10, 2011 announcing the Qumu acquisition.   These reports and the
press release are available on our website at www.rimagecorp.com.

Forward-Looking Statements

History	Vision	Today
• Founded in 1978 • Global leader in workflow-integrated CD/DVD/BD publishing solutions • Worldwide distribution and service • Strong balance sheet • 2010 – started transformation	• Reliable and secure delivery of digital content to businesses worldwide • Delivered live, on demand, via download and optical media • To PCs, smart phones, tablets, and digital signage	• Global disc publishing business is profitable and generating cash • Qumu acquired October 10, 2011 • Virtual publishing initiative in beta test at key customers

RIMAGE®

About Rimage Corporation

Qumu is a cornerstone acquisition that accelerates
Rimage’s transition into a growth company

Investment Considerations

Qumu revenue growth in excess of 45% per year over past
three years.  On track to deliver $15 million in revenue in 2011

Growth opportunity in $2 billion enterprise video
communications market

Recurring revenue stream from disc publishing generating cash

Recent 70% increase in dividend to 6% dividend yield

Cash and global infrastructure will accelerate Qumu growth

Positioned for accelerated growth and growing shareholder
value

Robotics
Print
CD/DVD/Blu-Ray
Optical
Software
Capture
Manage
Qumu
Distribute
Experience
Content Staging
Mobile
Virtual Publishing
Security
Analytics
Mac
Vertical Workflows and Markets

RIMAGE®

Comprehensive Platform for Today &
Tomorrow

Physical media based
delivery

Secure push-based
content delivery

Live and on-demand

streaming video

Rimage product platforms now cover all major distribution technologies and device types

Robotics
Print
Disc Publishing
Optical
Software

RIMAGE®

Rimage Disc Publishing

On track to deliver $80-$85M in revenue in 2011

Core value: custom, digital content delivery

Enables businesses to:

Publish custom content – 1 to 1, 1 to few

Push content to their users

Integrate end-to-end workflows

Monetize digital assets

Provide value-added services

Protect sensitive information

Robust product line built on mature technologies

Platform provides access to a broad range of vertical markets

>10,000 customer installed base

Personalized

Secure

High capacity

Permanent

Retail

Financial
Services

Video
Production

Medical

Surveillance

Law
Enforcement

Professional
Services

Manufacturing

Sports Video

Education

700
600
500
400
300
200
100
-
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Smartphones
Tablets
Netbooks
Notebooks
Desktops
Source: IDC, Gartner, Morgan Stanley Research

RIMAGE®

Changing Content Distribution Landscape

Tablets, smartphones and the internet have greatly changed the way people access content

Over 100 million tablets will be shipped in 2013

Device Shipments by Form Factor, Millions

Exabytes per Month
34% CAGR 2010-2015
60
30
0
2010
2011
2012
2013
2014
2015
15%
24%
61%
VoIP
Online Gaming
Web/Data
File Sharing
Internet Video

•

RIMAGE®

Changing Content Distribution Landscape

Video is being used more and more as a communication tool

Source: Cisco VNI Mobile, 2011

Global IP Traffic

Capture
Manage
Qumu
Distribute
Experience

RIMAGE®

About Qumu

A leading provider of enterprise video communication solutions

End to end solution from creation, management, publishing and distribution

100 of the Global 1000 customers

Banks, tech companies, telecom providers, universities &
government agencies

Premier distribution partners: Sony and AT&T

$2 billion estimated total available market

Solid execution.  Growing in excess of

     45% per year the last three years

$15M revenue forecast for 2011

Qumu Use Cases

PCs

Signage

Mobile

Financial results

Sales training

Technical training

New product launch

Compliance

HR

Crisis Communications

Customer Outreach

Product documentation

Marketing programs

Customer social networking

Talent scouting

Recruiting

Project management

Studio Webcast

Training

Video Conference

Employee Generated

Live Video Feeds

1.

CEO broadcast

2.

Employee Social Network

3.

Mobile Video Acquisition

Qumu provides unique capabilities to enterprises
through its end to end platform

Qumu enables a video fabric within and external to the
enterprise

Video can become a part of all enterprise systems and
an everyday experience for employees, partners, and
customers

Capture | Manage | Distribute | Experience

Deployed as Appliances, Software, or Managed Service (SaaS)

RIMAGE

Qumu End-to-End Solution

Capture Studio

Video Control Center

Dissemination

High Quality Capture
studio for any event

Captures Video alongside
PPT presentations

Ability to record
screenshots and share
desktops

Social Media Elements

Supporting Multiple
Cameras & VGA sources

Simple Video Portal for the
Enterprise to share video

Controls both LIVE & VOD

   workflows

Easy to deploy and
integrate as a Sharepoint
video portal

Secure and enabling
Single-Sign-On

Delivers video over a wide-
range of networks such as
CISCO, Riverbed, Akamai,
BlueCoat and AT&T

Supports Windows and
Flash for Live and VOD

User Experience

Deliver video to the Mobile,
Desktop. Online Video
Portal and Digital Signage

Off the shelf solutions

Provide developers with an
SDK and Simulation
environment

Create a development
community to share
experiences

Qumu Distribution

Internet Users

PUBLIC CDN

(Akamai, ATT, LimeLight)

WAN

Regional

Office

Branch

Office

Branch

Office

Branch

Office

Qumu Capture

Studio

Qumu Video

Net Edge

Camera

Qumu Video

Control Center

Enterprise Data Center / HQ

Federated CDN consisting of private and public CDNs

iCDNs: Akamai, AT&T, Limelight, MS Azure CDN

eCDNs: Cisco, Blue Coat, Riverbed, Qumu

Content Staging
Mobile
Virtual Publishing
Security
Analytics

RIMAGE®

Secure content delivery platform
directly pushing documents and rich media content to
desktops and mobile devices, making content globally
accessible online or offline.

Virtual Publishing Initiative

Simple.

Secure.

Everywhere.

Currently in customer beta testing

Push-based content
delivery

Transcoding optimized
for multiple device
playback

Cloud-based SaaS
platform

Single platform for
document, image, audio
and video files

Persistent security:
content encrypted
in-transit, at rest, and
during ‘playback’

SSL and AES-256 bit
encryption

Flexible policies: grant,
revoke, or modify access
to content after delivery

On-premise deployment
option

Optimized for PC, tablet
& mobile devices

Superior viewing
regardless of bandwidth
or connectivity

Extends existing
technology investments

Virtual Publishing Key Attributes

Simple

Secure

Everywhere

Integrates with ECM, DAM, CDN, eCommerce engines, enterprise portals, and transcoding farms

Robotics
Print
CD/DVD/Blu-Ray
Optical
Software

Capture
Manage
Qumu
Distribute
Experience

Content Staging
Mobile
Virtual Publishing
Security
Analytics

RIMAGE

Powerful Combination

Ability to offer an expanded content distribution platform to thousands of
Rimage disc publishing customers

Ability to offer Qumu customers virtual publishing technology to securely
“push” content to users

Rimage’s net free cash flow, global footprint and infrastructure will enable
Qumu to expand into new markets quickly

Europe and Government expansion represent significant
opportunity

Optimization of expense structure

Acquisition will allow Rimage to increase revenue by an estimated 15% in
2012

Financial Results

Revenues

in millions

Cash

  *Excludes Qumu transaction costs.

** At Y.E. 2011. Includes the effect of the
         Qumu acquisition in October.

Profitable, cash-generating
business positioned for
accelerated growth and
growing shareholder value

$86 –

$88

$109

$91

$83

$89

2007

2008

2009

2010

2011E

From Operations

From Interest Income

EPS

$1.52

$0.97

$0.89

$0.80

$0.55 –

$0.58

$1.30

$0.79

$0.77

$0.77

$0.22

$0.18

$0.12

$0.03

2007

2008

2009

2010

2011E*

in millions

$72 -
$74

$94.2

$95.4

$110.1

$116.8

2007

2008

2009

2010

2011E**

Investment Considerations

Qumu revenue growth in excess of 45% per year over past
three years.  On track to deliver $15 million in revenue in 2011

Growth opportunity in $2 billion enterprise video
communications market

Recurring revenue stream from disc publishing generating cash

Recent 70% increase in dividend to 6% dividend yield

Cash and global infrastructure will accelerate Qumu growth

Positioned for accelerated growth and growing shareholder
value

APPENDIX

Qumu Use Case

Qumu Use Case: Executive Webcast

The Scene:

Bigco has just been the victim of a product contamination event.  Some customers were sickened by Bigco’s product and one may die.  Bigco’s CEO wants to get all the firm’s 50,000 employees ‘on the same page’, so that a consistent message is communicated to the firm’s stakeholders.  He tells the CIO to arrange an internal webcast later that day.

1 – Schedule

Julie, Bigco’s webcast
administrator, creates a live
program entry in Qumu’s Video
Control Center.  She designates
the audience as “Everyone” and
uploads a PowerPoint of talking
points plus a video clip of the news
reports on the product
contamination.  Julie schedules
the live broadcast for 2pm
Central US.

2 – Notify & Pre-position

Qumu’s Video Control Center
(VCC) automatically sends email
and RSS notifications to Bigco’s
employees and generates for a
each a URL that will direct them to
the best streaming point.  At the
same time, the VCC begins to
push Powerpoint and video clip to
Bigco’s collection of BlueCoat,
Cisco, and Qumu edge devices.
Content is also pushed to secure
Akamai CDN for home workers.

A separate notification is sent to
Bigco’s trusted suppliers who are
invited to attend the event.  These
people are registered securely due
to the Qumu VCC’s unique ability
to have “composite domains” for
non-LDAP/AD viewers.

Qumu Use Case: Executive Webcast – cont.

3 – The Flash Mob

About ten minutes before the 2pm
event start, employees hit the URL
and begin arriving in the Qumu
VCC “Waiting Room” page that is
branded with Bigco’s look and feel.
20,000 employees hit the page in
10 minutes, but Qumu’s VCC
which is fully clusterable, easily
handles the load.

4 – Event Start Up

Qumu’s VCC automatically starts
a cluster of video encoders in
Bigco’s corporate studio.  Two
encoders are used in case of a
problem.

5 – The Live Event

Bigco’s CEO begins to talk to
describe the situation.  As he
does, the event moderator pushes
slides relevant to the points he is
making.  All 20,000 employees
see the same thing at the same
time on their browser or mobile
device. (The other 30,000
employees are in Europe and Asia
on different time zones.  The will
view the re-broadcast.)

6 – A Problem

Julie, the broadcast administrator
is monitoring the event from
another Bigco office.  The VCC
reports that one of the encoders
has failed.  The Qumu VCC has
automatic failover.  Julie notes the
issue, and the event continues
without pause..

Polls
How valuable was this webcast (1-5)
Is the video quality good?
Is the audio quality good?
What Browser are you using?

Always In; It's a Classic
Out
On the way Out
In, but it's a Trend

Your Company's Online Survey
Leadership

RIMAGE

Qumu Use Case: Executive Webcast – cont.

7 – Interactivity

After 5 minutes, the CEO opens
the floor to questions and is joined
by the CFO.  During his talk,
employees have been submitting
queries via the Qumu video
players built in Q&A function.  The
moderator has been previewing
the questions and marking them
for the CEO or CFO to answer.
The CEO and CFO have iPads
and are running the Presenter
page from the VCC, they read the
questions and respond.

8 – Polling

Bigco’s SVP of Communications
asked the moderator to poll the
employee’s on the effectiveness of
this response.  A poll question
pops up in 20,000 players, the
answers are aggregated and a
graphic result is pushed back to
the audience.

9 –Event Concludes

Bigco’s CEO concludes the event
and encourages employees to
comment on the Events program
page in Bigco’s video portal (a
branded version of Qumu’s Social
Video Portal).

10 – Post Event Survey

The Event stream ends and each
view is presented with a post
event survey created by Corporate
Communications.  There are 6
questions which are aggregated
by the Qumu VCC and exported to
Excel for further analysis.

Qumu Use Case: Executive Webcast – cont.

11 – The Re-broadcasts

During the live event, the entire
communications exchange (video,
Q&A, polling, etc.) is being
archived.  Julie, the Webcast
moderator, schedules two re-
broadcasts: one for Bigco’s east
Asia operations and one for its
European operations.  The Qumu
VCC distributes re-broadcast
alerts to the appropriate
geographies, runs the events in
their entirety and collects statistics
on viewership.

12 – On Demand

The event is then automatically
added to Bigco’s On-Demand
programs in the Corporate Video
Portal.  Bigco’s policy is to keep
these events for 2 weeks before
removing them, which the Qumu
VCC does automatically.

13 –Analytics

Corporate Communications runs a series of reports on the event from the Qumu VCC report engine. They conclude that the event reached
75% of Bigco’s employees with a 99% completion rate.  Post event survey’s show that employees were very satisfied with the speed, quality, and interactivity of the communication.

The Scene + 90 Days:

Corporate executives and managers, so impressed with the reliability and reach of the Qumu Live capability, adopt the technology in droves.  Due to Qumu’s unique ability to originate webcasts from any office equipped with a VTC or Qumu
Capture Studio, Bigco is now doing 4-5 live events per day targeting not just employees, but partners, and customers.
Video use skyrockets!